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                                  EXHIBIT 23.1
                                FUTURELINK CORP.

                        Consent of Independent Auditors

We consent to the incorporation by reference of our report dated August 30, 1999, with respect to the financial statements of CN Networks, Inc., dba Computer Networks, in the Registration Statement (S-8, No. 333-84679) pertaining to the FutureLink Corp. Stock Option Plan, included in FutureLink Corp.'s Current Report on Form 8-K dated November 5, 1999.




                                                         /s/ Moreland & Davis

Alameda County, California
November 24, 1999